EXHIBIT 23.2








         CONSENT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING  FIRM



We consent to the incorporation by reference in Registration Statement No. 333-34929 and 333-34867 of Sentry Technology Corporation on Form S-8 of our report dated March 29, 2005 appearing in this Annual Report on Form 10-KSB/A of Sentry Technology Corporation for the year ended December 31, 2005.



/s/  Holtz  Rubenstein  Reminick  LLP


Melville,  New  York
May 26, 2006